Leases - Operating Lease Costs and Other Information (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Lease Cost:
Operating leases	$ 7	$ 11	$ 13
Variable lease costs	2	2	2
Sublease income	(4)	(5)	(3)
Net Lease Cost	5	8	12
Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$ 7	$ 10	$ 12
Weighted average lease term	5 years	6 years	6 years
Weighted average discount rate	3.60%	3.60%	3.60%